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Exhibit 1.2

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY AGNICO-EAGLE MINES LIMITED AND AGNICO-EAGLE ACQUISITION CORPORATION TO PURCHASE ALL OUTSTANDING COMMON SHARES (INCLUDING THE ASSOCIATED RIGHTS UNDER THE SHAREHOLDER RIGHTS PLAN) OF CUMBERLAND RESOURCES LTD.

LETTER OF TRANSMITTAL

for Deposit of Common Shares
(and associated rights under the shareholder rights plan)
of
CUMBERLAND RESOURCES LTD.
Pursuant to the Offer dated March 12, 2007, made by
AGNICO-EAGLE MINES LIMITED
and
AGNICO-EAGLE ACQUISITION CORPORATION

USE THIS LETTER OF TRANSMITTAL IF:

1.     YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2.     YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC AND DO NOT HAVE AN AGENT'S MESSAGE; OR

3.     YOU PREVIOUSLY DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (TORONTO TIME) ON APRIL 16, 2007 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN.

        This Letter of Transmittal or a manually executed facsimile hereof, properly completed and duly executed, together with all other required documents, must accompany the share certificates representing common shares (the common shares collectively and together, unless the context requires otherwise, with associated rights (the "SRP Rights") issued and outstanding under the shareholder rights plan of Cumberland, the "Cumberland Shares") of Cumberland Resources Ltd. ("Cumberland") deposited pursuant to the offer dated March 12, 2007 (the "Offer") made by Agnico-Eagle Mines Limited ("Agnico-Eagle") and Agnico-Eagle Acquisition Corporation ("Agnico Acquisition" and, together with Agnico-Eagle, the "Offerors"), a wholly-owned subsidiary of Agnico-Eagle, to holders of Cumberland Shares other than Agnico-Eagle and its affiliates (the "Shareholders") to purchase all of the issued and outstanding Cumberland Shares, including Cumberland Shares that may become issued and outstanding after the date of the Offer but before the Expiry Time upon the exercise of Options, on the basis of 0.185 of a common share of Agnico-Eagle (an "Agnico-Eagle Share") per Cumberland Share and must be received by Computershare Investor Services Inc. (the "Depositary") or Computershare Trust Company, N.A. (the "U.S. Forwarding Agent") before the Expiry Time at one of the offices listed below.

        Shareholders can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer". A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent's Message. An Eligible Shareholder who wants to make the Rollover Election (as defined herein) must submit this Letter of Transmittal and follow the procedures for the Rollover Election set out herein.

        Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or the U.S. Forwarding Agent before the Expiry Time must deposit their Cumberland Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer, "Manner of Acceptance — Procedure for Guaranteed Delivery" by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 herein, "Procedure for Guaranteed Delivery".

        The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the offer to purchase and related offering circular dated March 12, 2007 (the "Circular") have the respective meanings set out in the Circular.

        The Depositary, the Dealer Managers, the U.S. Forwarding Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Persons whose Cumberland Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

        Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	AGNICO-EAGLE MINES LIMITED or AGNICO-EAGLE ACQUISITION CORPORATION, as applicable
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary, at its office set out herein, or COMPUTERSHARE TRUST COMPANY, N.A., as U.S. Forwarding Agent, at its office set out herein.

        The undersigned delivers to you the enclosed certificate(s) for Cumberland Shares. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for such Cumberland Shares upon the terms and conditions contained in the Offer. The undersigned understands that by depositing Cumberland Shares to the Offer, the undersigned will be deemed to have deposited the SRP Rights associated with such Cumberland Shares. No additional payment will be made for the SRP Rights and no amount of the consideration to be paid by the Offerors will be allocated to the SRP Rights. The following are the details of the enclosed certificate(s):

BOX 1 (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)
Certificate Number(s) (if available)	Name(s) in which Registered (please fill in exactly as name(s) appear(s) on certificate(s))	Number of Cumberland Shares Represented by Certificate*	Number of Cumberland Shares Deposited*

TOTAL:

* Unless otherwise indicated, the total number of Cumberland Shares evidenced by all certificates delivered will be deemed to have been deposited under the Offer. See instruction 8 of this Letter of Transmittal, "Partial Deposits".

TAX DEFERRAL ("ROLLOVER") ELECTION FOR ELIGIBLE SHAREHOLDERS WHO ARE ELIGIBLE FOR AND DESIRE A CANADIAN TAX DEFERRAL

        Eligible Shareholders (as defined below) may obtain a tax-deferred rollover for Canadian federal income tax purposes with respect to their Cumberland Shares if such Cumberland Shares are tendered to Agnico-Eagle. Eligible Shareholders who desire such a tax-deferred rollover must elect to tender such Cumberland Shares to Agnico-Eagle by checking the box below to make a Rollover Election.

        Eligible Shareholders who do not check the box below will be deemed under the Offer to have elected to tender their Cumberland Shares to Agnico Acquisition and will not obtain a tax-deferred rollover for Canadian federal income tax purposes.

        By checking the box below, the undersigned represents that the undersigned is an Eligible Shareholder (as defined below) for purposes of the Rollover Election. An "Eligible Shareholder" is a Shareholder who (a) is a resident of Canada for purposes of the Tax Act, deals at arm's length with the Offerors, holds Cumberland Shares as capital property for purposes of the Tax Act and is not exempt from tax on income under the Tax Act, (b) is a non-resident of Canada for purposes of the Tax Act who deals at arm's length with the Offerors and whose Cumberland Shares constitute "taxable Canadian property" and not "treaty-protected property" (as such terms are defined in the Tax Act), or (c) is a partnership that deals at arm's length with the Offerors and owns Cumberland Shares if one or more of the members of the partnership would be an Eligible Shareholder if such member held such Cumberland Shares directly.

        See "Certain Canadian Federal Income Tax Considerations" in Section 20 of the Circular.

☐
IF YOU ARE AN ELIGIBLE SHAREHOLDER, PLEASE CHECK HERE TO MAKE A "ROLLOVER ELECTION"

        The undersigned acknowledges receipt of the Offer and the accompanying Circular and acknowledges that there will be a binding agreement between the undersigned and the applicable Offeror, effective immediately following the time at which the applicable Offeror takes up Cumberland Shares deposited by the undersigned, in accordance with the terms and conditions of the Offer. The undersigned represents and warrants that (a) the undersigned has full power and authority to deposit, sell, assign and transfer the Cumberland Shares covered by this Letter of Transmittal delivered to the Depositary or the U.S. Forwarding Agent, as applicable (the "Deposited Cumberland Shares"), including, without limitation, any and all dividends, distributions, payments, securities, property or other interests (including the SRP Rights) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Cumberland Shares or any of them on and after the date of the Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, "Distributions"), (b) the undersigned or the person on whose behalf a book-entry transfer is made owns the Deposited Cumberland Shares and any Distributions deposited under the Offer, (c) the Deposited Cumberland Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Cumberland Shares and Distributions, to any other person, (d) the deposit of the Deposited Cumberland Shares and Distributions complies with applicable law, and (e) when the Deposited Cumberland Shares and Distributions are taken up and paid for by the applicable Offeror, the applicable Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to the withdrawal rights set out in the Offer, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Cumberland Shares and (unless deposit is made pursuant to the procedure for book-entry transfer) delivers to the applicable Offeror the enclosed share certificate(s) representing the Deposited Cumberland Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the applicable Offeror all right, title and interest in and to the Deposited Cumberland Shares, and in and to all rights and benefits arising from the Deposited Cumberland Shares, including the SRP Rights, and any and all Distributions. Shareholders will receive 0.185 of an Agnico-Eagle Share for each Cumberland Share deposited pursuant to the Offer.

        If, on or after the date of the Offer, Cumberland should divide, combine, reclassify, consolidate, convert or otherwise change any of the Cumberland Shares or its capitalization, or shall disclose that it has taken or intends to take any such action, the Offerors, in their sole discretion and without prejudice to their rights under "Conditions of the Offer" in section 4 of the Offer, may make such adjustments as they consider appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor) to reflect that division, combination, reclassification, consolidation, conversion or other change.

        Cumberland Shares acquired pursuant to the Offer shall be transferred by the Shareholder and acquired by the applicable Offeror free and clear of all liens, charges, encumbrances, claims, equities and rights of others and together with all rights and benefits arising therefrom, including, without limitation, the right to any and all dividends, distributions, payments, securities, property, rights (including SRP Rights), assets or other interests which may be accrued, declared, paid, issued, distributed, made or transferred on or after the date of the Offer on or in respect of the Cumberland Shares, whether or not separated from the Cumberland Shares, but subject to any Cumberland Shares being validly withdrawn by or on behalf of a depositing Shareholder. If, on or after the date of the Offer, Cumberland should declare, set aside or pay any dividend or declare, make or pay any other distribution or payment on, or declare, allot, reserve or issue any securities, rights or other interests with respect to any Cumberland Shares which is or are payable or distributable to Shareholders on a record date that is prior to the date of transfer into the name of the applicable Offeror or their respective nominees or transferees on the register of Shareholders maintained by Cumberland or its transfer agent of such Cumberland Shares following acceptance thereof for purchase pursuant to the Offer, then the whole of any such dividend, distribution, payment, right or other interest will be received and held by the depositing Shareholder for the account of the applicable Offeror and will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the applicable Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the applicable Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire amount of share consideration payable by the applicable Offeror pursuant to the Offer or deduct from the number of Agnico-Eagle Shares payable by the Offerors pursuant to the Offer the amount or value thereof, as determined by the Offerors in their sole discretion.

        The Depositary will act as the agent of persons who have deposited Cumberland Shares in acceptance of the Offer for the purposes of receiving payment from the Offerors and transmitting payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing Cumberland Shares. Settlement with each Shareholder who has deposited Cumberland Shares pursuant to the Offer will be made by the Depositary forwarding a share certificate representing the Agnico-Eagle Shares to which the depositing Shareholder is entitled and, if applicable, a cheque for any amount owing in lieu of a fractional Agnico-Eagle Share. Unless otherwise directed in this Letter of Transmittal, share certificates and cheques, if applicable, will be issued in the name of the registered holder of the Deposited Cumberland Shares. Unless the person depositing the Cumberland Shares instructs the Depositary to hold the share certificates and cheques, if applicable, for pick-up by checking the appropriate box in this Letter of Transmittal, such share certificates and cheques, if applicable, will be forwarded by first class mail to such person at the address specified in this Letter of Transmittal. If no such address is specified, the share certificates will be sent to the address of the holder as shown on the Cumberland Share register maintained by Cumberland or its transfer agent. Agnico-Eagle Share certificates mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing.

        The undersigned understands and acknowledges that payment for Deposited Cumberland Shares taken up by the Offerors will be made only after timely receipt by the Depositary or the U.S. Forwarding Agent, as applicable, of (a) certificate(s) representing the Cumberland Shares, (b) this Letter of Transmittal, or a manually executed facsimile hereof, properly completed and duly executed, covering such Cumberland Shares with the signature(s) guaranteed in accordance with the instructions set out in this Letter of Transmittal and (c) any other required documents before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the date on which the Expiry Time occurs.

        The undersigned hereby irrevocably constitutes and appoints, effective on and after the time (the "Effective Time") that the applicable Offeror takes up the Deposited Cumberland Shares covered by this Letter of Transmittal or book-entry transfer (which Deposited Cumberland Shares upon being taken up are, together with any Distributions thereon, hereinafter referred to as the "Purchased Securities"), each officer of the Depositary and each director and officer of the Offerors and any other person designated by the Offerors in writing (each an "Appointee") as the true and lawful agents, attorneys and attorneys-in-fact and proxies in the name of and on behalf of the depositing Shareholder with respect to the Purchased Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest): (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by Cumberland or its transfer agent; (b) for so long as any Purchased Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote, to execute and deliver, as and when requested by an Offeror, any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offerors in respect of any or all Purchased Securities, to revoke any such instrument, authorization or consent given prior to or after the Effective Time, to designate in any such instrument, authorization or consent any person or persons as the proxy of such Shareholder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Cumberland; (c) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of, such Shareholder; and (d) to exercise any other rights of a holder of Purchased Securities.

        The undersigned hereby revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Shareholder at any time with respect to the Deposited Cumberland Shares or any Distributions. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the

Deposited Cumberland Shares or any Distributions by or on behalf of the undersigned unless the Deposited Cumberland Shares are not taken up and paid for under the Offer or are withdrawn in accordance with Section 7 of the Offer, "Right to Withdraw Deposited Cumberland Shares".

        The undersigned agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise, or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Cumberland and not to exercise any of the other rights or privileges attached to the Purchased Securities, and agrees to execute and deliver to the Offerors any and all instruments of proxy, authorizations or consents in respect of the Purchased Securities, and to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offerors as the proxy of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney in fact) or consents given by the holder of such Purchased Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

        The undersigned covenants to execute, upon request of an Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the applicable Offeror and acknowledges that all authority therein conferred or agreed to be conferred is, to the extent permitted by law, irrevocable and may be exercised during any subsequent legal incapacity of such holder and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the holder and all obligations of the holder therein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of such holder.

        Fractional Agnico-Eagle Shares will not be issued. Instead of receiving a fractional Agnico-Eagle Share, Shareholders will receive a cash payment equal to such fraction multiplied by the Current Market Price. For purposes of determining the amount of any such cash payment, all Cumberland Shares deposited by a registered holder will be aggregated. All amounts payable in lieu of fractional Agnico-Eagle Shares will be paid in Canadian dollars.

        If any Deposited Cumberland Shares are not taken up and paid for pursuant to the terms and conditions of the Offer for any reason, or if certificates are submitted for more Cumberland Shares than are deposited, certificates for unpurchased Cumberland Shares will be returned to the depositing Shareholder as soon as is practicable following the termination or withdrawal of the Offer by either (a) sending new certificates representing Cumberland Shares not purchased or by returning the deposited certificates (and other relevant documents) or (b) in the case of Cumberland Shares deposited by book-entry transfer of such Cumberland Shares into the Depositary's account at CDS or DTC, as the case may be, pursuant to the procedures set forth in "Manner of Acceptance — Acceptance by Book-Entry Transfer" in Section 3 of the Offer, such Cumberland Shares will be credited to the depositing holder's account maintained with CDS or DTC, as the case may be. In respect of (a) above, certificates (and other relevant documents) will be forwarded by first-class mail in the name of and to the address specified by the Shareholder in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the share register maintained by Cumberland or its transfer agent, as soon as practicable after the termination of the Offer.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'offre et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient redigés exclusivement en langue anglaise.

BLOCK A REGISTRATION AND PAYMENT INSTRUCTIONS
☐ Issue Agnico-Eagle Shares and issue cheque for payment in lieu of a fractional Agnico-Eagle Share, if applicable, in the name of:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BLOCK B DELIVERY INSTRUCTIONS
☐ Send Agnico-Eagle Share certificate(s) and cheque for payment in lieu of a fractional Agnico-Eagle Share, if applicable, (Unless Block "D" is checked) TO: ☐ Same as address in Block "A" or to:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BLOCK C TAXPAYER IDENTIFICATION NUMBER
U.S. residents/citizens must provide their Taxpayer Identification Number

BLOCK D SPECIAL PICK-UP INSTRUCTIONS
☐ HOLD SHARE CERTIFICATE(S) AND CHEQUE(S), IF APPLICABLE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐ CHECK HERE IF CUMBERLAND SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO, ONTARIO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)
Name of Registered Holder
Date of Guaranteed Delivery
Window Ticket Number (if any)
Name of Institution which Guaranteed Delivery

BLOCK F
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.
☐ The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing below is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (a) providing an address in Block "A" that is located within the United States or any territory or possession thereof or (b) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or, if applicable, the appropriate IRS form W-8, or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary or the U.S. Forwarding Agent.

SHAREHOLDER SIGNATURE By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.
Signature guaranteed by (if required under Instruction 4):
Dated:

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile number of Shareholder or Authorized Representative

SUBSTITUTE FORM W-9 TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification

Part 1 — Please provide your name in the box at right.
Taxpayer Identification Number ("TIN") — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see "Obtaining a Number" in the Guidelines included in this form.) CERTIFY BY SIGNING AND DATING BELOW.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Name Social Security Number(s) (If awaiting TIN, write "Applied For") OR Employer Identification Number(s) (If awaiting TIN, write "Applied For")

Part 2 — For payees exempt from backup withholding, please write "exempt" here (see Instructions):

Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature of U.S. person	Date	, 2007

Note: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the Offer. For additional details, please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" that follow the instructions accompanying this Letter of Transmittal.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me will be withheld.

Signature	Date	, 2007

INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal (or a manually executed facsimile copy thereof), properly completed and executed, covering the Cumberland Shares deposited under the Offer, in either case with the signature(s) guaranteed if required in Instruction 4 below, together with accompanying certificate(s) representing the Cumberland Shares in respect of which the Offer is being accepted (or, alternatively, Book-Entry Confirmation with respect thereto) must be received by the Depositary or the U.S. Forwarding Agent, as applicable, at any of the offices specified below (except in the case of delivery of a Book-Entry Confirmation, which must be received by the Depositary at its office in Toronto, Ontario) at or before 11:59 p.m. (Toronto time) on April 16, 2007, the Expiry Time, unless the Offer is accelerated, extended or withdrawn or unless the procedure for guaranteed delivery set out in paragraph 2 below are employed.

  (b)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Cumberland Shares and all other required documents is at the option and risk of the person depositing those documents. The Offerors recommend that those documents be delivered by hand to the Depositary or the U.S. Forwarding Agent, as applicable, and a receipt obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary or the U.S. Forwarding Agent, as applicable, before the Expiry Time. Delivery will only be effective upon physical receipt by the Depositary or the U.S. Forwarding Agent, as applicable.

  (c)
  Shareholders whose Cumberland Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

2.     Procedure for Guaranteed Delivery

  If a Shareholder wishes to deposit Cumberland Shares pursuant to the Offer and either (a) the certificate(s) representing the Cumberland Shares is (are) not immediately available or (b) the certificate(s) and all other required documents cannot be delivered to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, those Cumberland Shares nevertheless may be deposited validly under the Offer provided that all of the following conditions are met:

  (a)
  the deposit is made by or through an Eligible Institution (as defined below);

  (b)
  the Notice of Guaranteed Delivery (printed on pink paper) in the form accompanying the Offer or a facsimile thereof, properly completed and executed, is received by the Depositary at its Toronto, Ontario office at or prior to the Expiry Time; and

  (c)
  the certificate(s) representing Deposited Cumberland Shares, together with this Letter of Transmittal or a manually executed facsimile hereof, properly completed and executed, and all other documents required by this Letter of Transmittal, are received by the Depositary at its Toronto, Ontario office at or prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time. To constitute delivery for the purpose of satisfying a guaranteed delivery, this Letter of Transmittal and accompanying share certificate(s) must be delivered to the Toronto, Ontario office of the Depositary.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission to the Depositary at its principal office in Toronto, Ontario and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

  An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada or members of the National Association of Securities Dealers, Inc. or banks and trust companies in the United States.

3.     Signatures

  This Letter of Transmittal must be filled in, dated and signed by the holder of the Cumberland Shares or by such holder's duly authorized representative (in accordance with Instruction 5).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (b)
  Notwithstanding 3(a), above, if this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or Agnico-Eagle Shares and, if applicable, a cheque representing payment in lieu of a fractional Agnico-Eagle Share, are to be issued to a person other than the registered owner(s):

  (i)
  such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4.

4.     Guarantee of Signatures

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Cumberland Shares deposited herewith or if Agnico-Eagle Share certificates and, if applicable, a cheque representing payment in lieu of a fractional Agnico-Eagle Share are to be delivered to a person other than the registered owner(s) of the Cumberland Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

  Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of the Offerors, the Depositary or the U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.     Payment and Delivery Instructions

  If any Agnico-Eagle Shares and, if applicable, cheques representing payment in lieu of fractional Agnico-Eagle Shares are to be sent to or, in respect of partial deposits of Cumberland Shares, certificates representing Cumberland Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled "Registration and Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any certificates representing Agnico-Eagle Shares and/or cheques representing payment in lieu of fractional Agnico-Eagle Shares, if applicable, will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of Cumberland. Any certificates representing Agnico-Eagle Shares and/or cheques representing payment in lieu of fractional Agnico-Eagle Shares, if applicable, mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.     Return of Certificates

  If the Offer does not proceed for any reason, any certificate(s) for Cumberland Shares received by the Depositary will be returned to you forthwith.

8.     Partial Deposits

  If less than the total number of Cumberland Shares evidenced by any certificate(s) submitted is to be deposited, fill in the number of Cumberland Shares to be deposited in the appropriate space in Box 1 on this Letter of Transmittal. In such case, new certificate(s) for the number of Cumberland Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time (unless otherwise provided in Block B in this Letter of Transmittal). The total number of Cumberland Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

9.     U.S. Shareholders and Substitute Form W-9

  United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Cumberland Shares provide the Depositary with his correct Taxpayer Identification Number ("TIN") or Employer Identification Number ("EIN"), which, in the case of a holder of Cumberland Shares who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment (including the value of any Agnico-Eagle Shares) received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service.

  To prevent backup withholding, each U.S. Shareholder must provide his correct TIN or EIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN or EIN provided is correct (or that such holder is awaiting a TIN or EIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

  Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") that follow these instructions.

  If Cumberland Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

  If a U.S. Shareholder does not have a TIN or EIN, such holder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or EIN; (ii) write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or EIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

  If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.

  A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX

  RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

10.   Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Cumberland Shares, additional certificate numbers and number of Deposited Cumberland Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Cumberland Shares are registered in different forms (e.g. 'John Doe' and 'J. Doe'), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be acceptable. All depositing Shareholders by execution of this Letter of Transmittal or a manually executed facsimile copy hereof waive any right to receive any notice of the acceptance of Deposited Cumberland Shares for payment, except as required by applicable law.

  (d)
  The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent to hear appeals therefrom.

  (e)
  The Offerors will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Cumberland Shares pursuant to the Offer (other than to the Depositary and the U.S. Forwarding Agent), except as otherwise set forth in the Offer.

  (f)
  Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

  (g)
  All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Cumberland Shares deposited pursuant to the Offer will be determined by the Offerors in their sole discretion. Depositing holders of Cumberland Shares agree that such determination shall be final and binding. The Offerors reserve the absolute right to reject any and all deposits which they determine not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. The Offerors reserve the absolute right to waive any defects or irregularities in the deposit of any Cumberland Shares. There shall be no duty or obligation of the Offerors, the Depositary, the U.S. Forwarding Agent, the Dealer Managers or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offerors' interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offerors reserve the right to permit the Offer to be accepted in a manner other than that set out in the Offer and Circular.

  (h)
  Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from those persons at their respective offices shown on the back page of this Letter of Transmittal.

  (i)
  In the event that the Offerors have reason to question the Eligible Shareholder Status of a Shareholder who has made a Rollover Election, the Offerors shall determine whether the Shareholder is an Eligible Shareholder and such determination shall be final and binding on all parties.

11.   Lost Certificates

  If a share certificate or rights certificate, if applicable, has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary or the U.S. Forwarding Agent. The Depositary or the U.S. Forwarding Agent, as applicable, will forward such letter to Cumberland's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or mislaid, please ensure that you provide your telephone number so that the Depositary, the U.S. Forwarding Agent or Cumberland's transfer agent may contact you.

FOR U.S. SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You)

To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For This Type of Account:		Give The Taxpayer Identification

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b.	So-called trust that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

9.	Partnership	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  (i)
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  (ii)
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  (iii)
  An international organization or any agency or instrumentality thereof.

  (iv)
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  (i)
  A corporation.

  (ii)
  A financial institution.

  (iii)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (iv)
  A real estate investment trust.

  (v)
  A common trust fund operated by a bank under Section 584(a).

  (vi)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (vii)
  A middleman known in the investment community as a nominee or custodian.

  (viii)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (ix)
  A foreign central bank of issue.

  (x)
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  (i)
  Payments to non-resident aliens subject to withholding under Section 1441.

  (ii)
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  (iii)
  Payments of patronage dividends not paid in money.

  (iv)
  Payments made by certain foreign organizations.

  (v)
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  (i)
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  (ii)
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  (iii)
  Payments described in Section 6049(b)(5) to non-resident aliens.

  (iv)
  Payments on tax-free covenant bonds under Section 1451.

  (v)
  Payments made by certain foreign organizations.

  (vi)
  Mortgage interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)
Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Registered Mail

P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario
M5C 3H2

Attention: Corporate Actions

By Hand or by Courier

9th Floor
100 University Avenue
Toronto, Ontario
M5J 2Y1

Attention: Corporate Actions

Toll Free: 1-800-564-6253
E-mail: corporateactions@computershare.com

The U.S. Forwarding Agent is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Registered Mail

Attention: Corporate Actions
P.O. Box 43014
Providence, RI  02940-3014

By Hand or by Courier

Attention: Corporate Actions
250 Royall Street
Canton, MA  02021

The Dealer Managers for the Offer are:

In Canada	In the United States
Merrill Lynch Canada Inc.	Merrill Lynch, Pierce, Fenner & Smith Incorporated
181 Bay Street, 4th Floor Toronto, Ontario M5J 2V8	1400 Merrill Lynch Drive MSC-0401N Pennington, New Jersey 08534
Telephone: (416) 369-7671	Telephone (international): (609) 818-8000 Toll Free: 1-877-653-2948

Any questions and requests for assistance may be directed by
Shareholders to the Depositary, the U.S. Forwarding Agent or the Dealer Managers
at the telephone numbers and locations set out above.

QuickLinks

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER